UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2017

Date of reporting period:	July 1, 2017 to December 31, 2017

Item 1.           Report to Stockholders

  February 16, 2018

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2017. The Fund's net asset value (the "NAV") was $10.19 as of December 31st. The market price for the Fund's shares ended the period at $9.40, representing a market price discount of 7.8%. From earnings during the 12-month period ended December 31, 2017, the Fund paid dividends totaling $0.707 per share, including a special dividend of $0.047 per share. The dividend yield for a share of common stock purchased on December 31, 2016 at the market price of $9.26 was 7.63%.

As of December 31st, the Fund had outstanding borrowings of $91 million through its credit facility (the "Facility") with the Bank of Nova Scotia. The borrowings represented approximately 28% of the Fund's total assets which is unchanged from the prior year end. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The rate the Fund paid on the Facility increased throughout 2017 as LIBOR rose following three increases in the Federal Funds rate. The interest rate on the Facility at the end of the period was 2.27%. The average rate on the Facility in 2016 was 1.40% compared with an average rate of 2.00% in 2017.

Though short-term interest rates rose during the period, longer-term rates on high yield bonds declined slightly. The flattening of the yield curve resulted in a decrease in the spread between the rate the Fund pays on the leverage and the market value-weighted average current yield earned on the portfolio. At year-end 2016, the Fund was paying 1.66% on its borrowings and earning a market value-weighted current yield of 6.94% on the portfolio, for a spread of 5.28 percentage points. At the end of 2017, the Fund was paying 2.27% on the leverage while the portfolio's market value-weighted current yield had declined to 6.67%, narrowing the spread to 4.40 percentage points. The Fund's leverage contributed approximately 20% of the net income earned in 2017, compared to 23% of the net income in 2016. These factors, among others, led to a reduction in the income available for the common dividend. In December, the Fund announced that the February 2018 dividend will be $.055 per share.

The Federal Reserve has indicated that, if economic trends continue, investors should expect further increases in the Fed Funds rate in 2018. While increases in interest rates are one risk that bond investors face, it's important to remember that bonds react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less sensitivity to changes in interest rates. High yield bonds have relatively shorter durations compared to investment grade bonds, resulting in less price volatility in changing rate environments, although high yield bonds are more sensitive to credit risk, resulting in greater price volatility than investment grade bonds in changing economic conditions.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses, among other factors. Leverage magnifies the effect of price movements on the Fund's net asset value per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course the opposite is true in an unfavorable high yield market.

	Total Returns for the Periods Ending December 31, 2017
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	9.19%	35.61%
New America High Income Fund (NAV and Dividends)*	10.83%	30.27%
Credit Suisse High Yield Index	7.03%	20.53%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

High yield bonds returned 7.03% in 2017 according to the Credit Suisse High Yield Index (the "Index"). The Federal Reserve raised short-term interest rates three times during the 12-month period and maintained its forecast for three additional quarter-point moves in 2018. The U.S. Treasury yield curve flattened throughout the year, as the yield on shorter-maturity securities increased while longer-maturity yields slightly declined. In the closing weeks of the year, Congress passed and President Trump signed into law a major tax reform measure. The new law includes a reduction in corporate and marginal tax rates for individuals at most income levels. The tax overhaul is likely to have widely varying impacts on individual companies, and its potential for positive effects on the U.S economy is being debated. Firmer commodities prices throughout most of the year supported the performance of the below investment-grade market. Oil prices rose after OPEC and other major oil producers agreed to limit output through the end of 2018 and then rallied further amid reports of falling U.S. inventories.

Credit Suisse High Yield Index spreads vs. Treasuries tracked lower throughout the period and ended the year inside 400 basis points compared to the historical average of 577 basis points. Gross high yield new issue activity increased 15% year-over-year, with $328.1 billion coming to market in 2017 according to J.P. Morgan. However, net issuance registered considerably lower than the gross issuance, with refinancing transactions accounting for 63% of total issuance in 2017. Industry flow activity for the overall year was negative. The J.P. Morgan par-weighted default rate ended December at 1.27%, meaningfully below the historical average of 3.80%.

Portfolio Review

The portfolio's investments in the energy, utilities, and metals/minerals industries generated strong absolute and relative performance amid the rebound in commodity prices and due to solid security selection. West Texas Intermediate oil prices surpassed $58 per barrel during the period, rising from the mid-$40-range in April and

May. Our analysts found attractive investment opportunities in the U.S. and in South America, including Petrobras, Republic of Argentina (YPF), and Kosmos Energy. We took profits and trimmed several services and offshore drilling holdings as well as low-quality exploration and production companies that were susceptible to lower commodity prices. The proceeds were redeployed to add to higher-quality, BB-rated issuers in anticipation of industry consolidation and future volatility. Our portfolio was largely neutrally-weighted to energy compared to the Index during the period.

Security selection and a modest overweight allocation in the utilities and metals/minerals industries helped relative performance. NRG Energy, the Fund's second-largest position at the end of the reporting period, was the strongest portfolio contributor. The company is fundamentally sound, is effectively cutting costs, and is deleveraging. Another top contributor was copper miner Freeport McMoRan. Commodity prices have benefited from a positive global growth outlook and, in particular, demand from China. Copper demand and pricing is often viewed as a bellwether for the health of the commodity complex and the global economy.

Several industries typically considered defensive underperformed this past quarter. Cable operators and wireless communications traded lower. The cable/media segment has long been one of our favored industries due to its defensive characteristics; however, this longstanding overweight allocation was a top detractor to performance. We have favored European cable names in recent years based on stable free cash flow, modest growth, and manageable leverage characteristics of these issuers. This thesis came under pressure in November after Altice posted soft third-quarter results. Wireless, another relative industry overweight, saw weakness after the failed merger between Sprint and T-Mobile; both credits are major high yield issuers. Merger and acquisition activity in the greater media and telecommunications sector increased during the year and we believe this trend may continue. Investment grade companies may look to acquire high yield media and telecommunication issuers, which could lead to price appreciation and credit upgrades in the sector.

Security selection within financials was a top contributor to relative performance for the year. The portfolio's exposure to financials was increased throughout the year, notably through the purchase of hybrid securities issued by European banks, including Intesa Sanpaolo and Credit Agricole. Eurozone economic growth continued to improve and bond purchases by the European Central Bank have provided regional support.

Credit selection in the food industry was the top detractor for the year due, in part, to an investment in FAGE, a leading Greek Yogurt company. Higher milk prices weakened the company's fundamentals. Additionally, FAGE has started to lose shelf space and market share to Chobani and other major brands that are more proactive with product innovation and advertising.

Outlook

Global economic growth continues to be positive, largely driven by unprecedented and accommodative central bank policies in recent years. However, the fiscal stimulus of the U.S. tax overhaul may have only a modest effect on U.S. growth next year given that the economy is eight years into an expansion and is operating at full employment. While tax reform has the potential to benefit a number of high yield industries, considerable discussion has centered on the potential for negative impacts specific to the asset class. The tax changes should incent high yield companies to decrease their interest burden because the deduction for interest expense will be less beneficial under the terms of the new law. Corporate fundamentals are largely stable. We do expect an uptick in the default rate in 2018 based on a few expected bankruptcies, but we believe the default rate will remain below the historical average. In addition, the high yield market has been less forgiving of earnings misses, causing periods of volatility. The current environment re-emphasizes the importance of credit selection.

Investor demand for high yield bonds has driven valuations to fairly rich levels. We do not expect further significant capital appreciation in high yield bond prices. Yield spreads to Treasuries are tight compared with historical levels and high yield investors are receiving less to compensate for the additional credit risk of the asset class compared to history. At current price levels, there is little room for disappointment, so if a company does not meet expectations, bonds are more likely to trade lower. Even industries that have been considered defensive, such as cable and health care, have seen softness. Stretched valuations are a risk as is fiscal and central bank policy implementation.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2017	As a Percent of Total Investments*
Energy	14.67%
Financial	11.32%
Cable Operators	10.80%
Healthcare	7.74%
Metals & Mining	6.86%
Information Technology	5.18%
Services	4.21%
Container	3.46%
Gaming	3.42%
Wireless Communications	3.32%
Broadcasting	2.93%
Utilities	2.45%
Chemicals	2.42%
Automotive	2.38%
Building & Real Estate	2.34%
Other Telecommunications	2.20%
Satellites	2.01%
Food/Tobacco	1.88%
Restaurants	1.60%
Manufacturing	1.55%
Consumer Products	1.33%
Entertainment & Leisure	1.22%
Aerospace & Defense	0.90%
Forest Products	0.84%
Building Products	0.69%
Supermarkets	0.64%
Retail	0.54%
Publishing	0.51%
Real Estate Investment Trust Securities	0.38%
Transportation	0.14%
Airlines	0.07%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.36 times.

Moody's Investors Service Ratings (1) December 31, 2017 (Unaudited)	As a Percent of Total Investments
Baa3	0.61%
Ba1	6.96%
Ba2	5.40%
Ba3	16.93%
Total Ba	29.29%
B1	12.69%
B2	12.03%
B3	18.57%
Total B	43.29%
Caa1	12.65%
Caa2	5.97%
Total Caa	18.62%
Ca	0.14%
Unrated	5.48%
Equity	2.57%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 132.49% (d)(f)
Aerospace & Defense — 1.23%
$425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Baa3	$455
1,800	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	1,978
465	Triumph Group Inc., Senior Notes, 7.75%, 08/15/25 (g)	B3	495
			2,928
Airlines — .09%
110	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	114
105	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	108
			222
Automotive — 3.24%
325	Allison Transmission, Inc., Senior Notes, 5%, 10/01/24 (g)	Ba3	335
1,680	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 04/01/25 (g)	B2	1,772
220	Aston Martin Capital Holdings, Senior Notes, 6.50%, 04/15/22 (g)	B2	232
275	Group 1 Automotive, Inc., Senior Notes, 5.25%, 12/15/23 (g)	Ba2	284
525	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	507
525	Sonic Automotive, Inc., Senior Subordinated Notes, 6.125%, 03/15/27	B2	522
3,355	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	B3	3,212
339	TI Group Auto Systems, L.L.C., Senior Notes, 8.75%, 07/15/23 (g)	B3	363
500	Titan International, Inc., Senior Notes, 6.50%, 11/30/23 (g)	B3	508
			7,735
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Broadcasting — 4.00%
$390	AMC Networks, Inc., Senior Notes, 4.75%, 08/01/25	Ba3	$387
970	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	987
665	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	Caa1	650
685	iHeart Communications, Inc., Senior Notes, 9%, 09/15/22	Caa1	491
375	iHeart Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	276
475	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22	B3	493
1,925	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,932
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	745
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	261
275	E.W. Scripps Company, Senior Notes, 5.125%, 05/15/25 (g)	B1	274
1,305	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	1,305
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	686
500	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	500
550	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	536
			9,523
Building & Real Estate — 3.02%
310	AV Homes, Inc., Senior Notes, 6.625%, 05/15/22	B3	325

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,245	Five Point Operating Company, L.P., Senior Notes, 7.875%, 11/15/25 (g)	B3	$1,267
380	Greystar Real Estate Partners, LLC, Senior Notes, 5.75%, 12/01/25 (g)	B2	391
2,360	Howard Hughes Corporation, Senior Notes, 5.375%, 03/15/25 (g)	Ba3	2,414
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B1	363
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B1	448
990	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25 (g)	B3	980
310	William Lyon Homes, Inc., Senior Notes, 5.875%, 01/31/25	B2	316
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B2	695
			7,199
Building Products — .94%
285	Beacon Escrow Corporation, Senior Notes, 4.875%, 11/01/25 (g)	B3	286
280	James Hardie International Financial Designated Activity Company, Senior Notes, 4.75%, 01/15/25 (g)	Ba1	282
295	Jeld-Wen, Inc. Senior Notes, 4.625%, 12/15/25 (g)	B1	298
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	Ba3	287
750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	786
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	294
			2,233
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Cable Operators — 14.36%
$375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	$391
2,005	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B1	2,135
2,100	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	2,195
4,085	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	3,911
160	Block Communications, Inc., Senior Notes, 6.875%, 02/15/25 (g)	Ba3	168
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	499
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,201
2,375	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	2,428
1,593	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	Caa1	1,617
730	Cequel Communications Holdings I, LLC, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	777
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba1	1,409
3,740	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B2	4,441
310	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	312
1,125	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	1,190
1,300	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	Ba3	1,368
700	Netflix, Inc., Senior Notes, 4.875%, 04/15/28 (g)	B1	686
360	Netflix, Inc., Senior Notes, 5.75%, 03/01/24	B1	383
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	919
900	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	950

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$950	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	$955
460	Videotron Ltd., Senior Notes, 5.125%, 04/15/27 (g)	Ba2	481
925	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	937
950	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	969
100	Virgin Media Secured Finance, Plc, Senior Notes, 6.25%, 03/28/29 (GBP)	Ba3	144
1,320	VTR Finance B.V.,Senior Notes, 6.875%, 01/15/24 (g)	B1	1,389
1,075	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	1,056
300	Ziggo Secured Finance B.V., Senior Notes, 5.50%, 01/15/27 (g)	B1	299
			34,210
Chemicals — 3.30%
745	CF Industries, Inc., Senior Notes, 5.375%, 03/15/44	Ba3	734
390	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	397
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B2	446
2,160	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	2,317
650	Ineos Group Holdings S.A., Senior Notes, 5.625%, 08/01/24 (g)	B1	673
950	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	961
160	Koppers, Inc., Senior Notes, 6%, 02/15/25 (g)	B1	170
330	Platform Specialty Products Corporation, Senior Notes, 5.875%, 12/01/25 (g)	Caa1	328
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	$492
220	PQ Corporation, Senior Notes, 5.75%, 12/15/25 (g)	Caa1	224
350	PQ Corporation, Senior Notes, 6.75%, 11/15/22 (g)	B2	374
40	Rayonier A.M. Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	B1	40
665	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	B3	695
			7,851
Consumer Products — 1.81%
310	American Greetings Corporation, Senior Notes, 7.875%, 02/15/25 (g)	B3	335
1,475	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	1,497
350	Central Garden and Pet Company, Senior Notes, 5.125%, 02/01/28	B1	350
1,675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	1,773
375	Vista Outdoor Inc. Inc, Senior Notes, 5.875%, 10/01/23	B2	360
			4,315
Container — 4.71%
1,225	ARD Finance S.A., Senior Notes, 7.125%, 09/15/23	Caa2	1,282
1,580	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,718
1,225	BWAY Holding Company, Inc., Senior Notes, 5.50%, 04/15/24 (g)	B2	1,277
1,650	BWAY Holding Company, Inc., Senior Notes, 7.25%, 04/15/25 (g)	Caa2	1,708
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	116

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$565	Horizon Parent Holdings, Senior Notes, 8.25%, 02/15/22 (g) (EUR)	(e)	$722
970	Kleopatra Holdings 1 S.C.A., Senior Notes, 8.50%, 06/30/23 (EUR)	(e)	1,187
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	367
412	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B1	418
1,500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	1,609
650	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g) (EUR)	Caa1	814
			11,218
Energy — 18.26%
400	Andeavor Logistics L.P., Senior Notes, 5.25%, 01/15/25	Ba1	421
275	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	275
555	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	555
415	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B3	457
335	Centennial Resource Production, LLC, Senior Notes, 5.375%, 01/15/26 (g)	B3	340
105	Cenovus Energy, Inc., Senior Notes, 6.75%, 11/15/39	Ba2	125
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba3	569
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba3	908
375	Chesapeake Energy Corp., Senior Notes, 6.125%, 02/15/21	Caa1	383
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$335	Chesapeake Energy Corp., Senior Notes, 8%, 06/15/27 (g)	Caa1	$322
575	Continental Resources, Senior Notes, 4.375%, 01/15/28 (g)	Ba3	568
485	Covey Park Energy, LLC, Senior Notes, 7.50%, 05/15/25 (g)	B3	506
900	Crestwood Midstream Partners, L.P., Senior Notes, 6.25%, 04/01/23	B1	935
670	CrownRock, L.P., Senior Notes, 5.625%, 10/15/25 (g)	B3	672
735	CSI Compressco LP, Senior Notes, 7.25%, 08/15/22	Caa1	693
1,105	DCP Midstream, LLC, Senior Notes, 5.85%, 05/21/43 (g)	B1	1,028
650	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	648
225	DCP Midstream LLC, Senior Notes, 9.75%, 03/15/19 (g)	Ba2	243
100	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	117
240	Endeavor Energy Resources, L.P., Senior Notes. 5.50%, 01/30/26 (g)	B3	244
240	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B3	247
515	Energy Transfer Equity, L.P., Senior Notes, 5.50%, 06/01/27	Ba2	525
954	Ensco PLC, Senior Notes, 8%, 01/31/24	(e)	954
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25 (g)	B3	1,172
975	Felix Energy LLC, 7.90%, 08/09/22, Acquisition Date 08/09/17, Cost $965 (i)(j)	(e)	965
635	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B3	597
390	Ferrellgas, L.P., Senior Notes, 6.75%, 01/15/22	B3	362

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$175	Ferrellgas, L.P., Senior Notes, 6.75%, 06/15/23	B3	$159
930	Frontera Energy Corporation, Senior Notes, 10%, 11/02/21 (g)	(e)	1,054
270	Frontera Energy Corporation, Senior Notes, 10%, 11/02/21	(e)	307
25	Frontera Energy Corporation, Senior Notes, 10%, 11/02/21	(e)	28
405	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	500
800	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	820
1,310	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	1,343
500	Laredo Petroleum, Inc., Senior Notes, 6.25%, 03/15/23	B2	518
940	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B3	990
480	MEG Energy Corporation, Senior Notes, 6.50%, 01/15/25 (g)	Caa1	474
730	MEG Energy Corporation, Senior Notes, 7%, 03/31/24 (g)	Caa2	619
1,110	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,143
330	NGPL Pipeco, LLC, Senior Notes, 4.375%, 08/15/22 (g)	Ba1	336
75	Nustar Logistics, L.P., Senior Notes, 4.80%, 09/01/20	Ba1	76
295	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba1	300
920	Parsley Energy, LLC, , Senior Notes, 5.625%, 10/15/27 (g)	B2	940
460	PDC Energy, Senior Notes, 5.75%, 05/15/26 (g)	B1	471
446	Petrobras Global Finance, Senior Notes, 6.125%, 01/17/22	Ba3	473
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Petrobras Global Finance, Senior Notes, 6.75%, 01/27/41	Ba3	$549
350	Petrobras Global Finance, Senior Notes, 6.875%, 01/20/40	Ba3	354
510	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba3	562
945	Petrobras Global Finance, Senior Notes, 8.75%, 05/23/26	Ba3	1,129
445	Plains All American Pipeline L.P., Senior Notes, 6.125%, (h)	Ba3	442
325	Pride International, Inc., Senior Notes 6.875%, 08/15/20	B2	339
665	QEP Resrouces, Inc., Senior Notes, 5.375%, 10/01/22	Ba3	680
740	QEP Resrouces, Inc., Senior Notes, 6.875%, 03/01/21	Ba3	800
175	Rockies Express Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	180
360	Rowan Companies, Inc., Senior Notes, 7.375%, 06/15/25	B2	368
560	Sable Permian Resources, LLC, Senior Notes, 7.125%, 11/01/20 (g)	Ca	452
515	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	518
995	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	Ba3	1,056
250	Seven Generations Energy Ltd., Senior Notes, 6.875%, 06/30/23 (g)	Ba3	266
980	Southwestern Energy Company, Senior Notes, 7.50%, 04/01/26	B1	1,034
200	Suburban Propane Partners, L.P., Senior Notes, 5.50%, 06/01/24	B1	198

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,150	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	Ba3	$1,179
380	Tapstone Energy, LLC, Senior Notes, 9.75%, 06/01/22 (g)	Caa1	325
575	Targa Resources Partners L.P., Senior Notes, 5.125%, 02/01/25	Ba3	590
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	821
190	Terraform Power Operating, Senior Notes, 4.25%, 01/31/23 (g)	(e)	188
290	Terraform Power Operating, Senior Notes, 5%, 01/31/28 (g)	B2	286
455	Transocean, Inc., Senior Notes, 7.50%, 01/15/26 (g)	B1	465
665	Vine Oil & Gas, L.P., Senior Notes, 8.75%, 04/15/23 (g)	Caa2	648
605	Weatherford International Ltd., Senior Notes, 7.75%, 06/15/21	Caa1	622
899	WPX Energy, Inc., Senior Notes, 8.25%, 08/01/23	B3	1,020
1,000	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25 (g)	B2	1,159
1,090	YPF Sociedad Anonima, Senior Notes, 8.50%, 03/23/21 (g)	B2	1,232
575	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25	B2	666
			43,510
Entertainment & Leisure — 1.66%
1,570	AMC Entertainment Holdings, Senior Subordinated Notes, 5.75%, 06/15/25	B2	1,556
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	248
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$20	Live Nation Entertainment, Senior Notes, 4.875%, 11/01/24 (g)	B1	$20
1,000	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	1,032
395	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	B2	426
645	Six Flags Entertainment Corporation, Senior Notes, 5.50%, 04/15/27 (g)	B2	667
			3,949
Financial — 15.42%
910	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	877
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba1	482
1,430	Alliant Holdings Intermediate, LLC, 8.25%, 08/01/23 (g)	Caa2	1,502
125	Ally Financial, Inc., Senior Notes, 5.125%, 09/30/24	Ba3	136
1,550	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	1,680
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	684
695	Assured Partners, Inc., Senior Notes, 7%, 08/15/25 (g)	Caa2	691
600	Banco Bilbao Vizcaya Argentaria, S.A., 7%, (h) (EUR)	(e)	757
1,485	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,593
700	Barclays PLC, 7.875%, (h) (GBP)	Ba2	1,049
805	BNP Paribas, 7.375% (h)	Ba1	931
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B2	423
560	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	590
1,345	Credit Agricole S.A., Global Notes, 7.875%, (g)(h)	(e)	1,527

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$545	Credit Suisse Group AG, 6.25%, (g)(h)	(e)	$591
655	Credit Suisse Group AG, 7.125%, (h)	Ba2	714
500	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	571
340	DAE Funding, LLC, Senior Notes, 4%, 08/01/20 (g)	Ba3	343
385	DAE Funding, LLC, Senior Notes, 4.50%, 08/01/22 (g)	Ba3	378
405	DAE Funding, LLC, Senior Notes, 5%, 08/01/24 (g)	Ba3	398
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,303
775	DNB Bank ASA, Senior Notes, 6.50%, (h)	Baa3	833
645	Freedom Mortgage Corporation, Senior Notes, 8.125%, 11/15/24 (g)	(e)	656
2,200	Goldman Sachs Group, Inc. 5.375%, (h)	Ba1	2,263
750	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	750
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	461
800	ING Groep N.V., Senior Notes, 6.875%, (h)	Ba1	874
1,555	Intesa San Paolo S.p.A., 7.70%, (g)(h)	Ba3	1,690
160	iStar Inc., Senior Notes, 4.625%, 09/15/20	B1	162
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	335
1,270	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B2	1,292
210	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	213
1,135	Navient Corporation, Senior Notes, 6.50%, 06/15/22	Ba3	1,189
425	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	456
450	Navient Corporation, Senior Notes, 8%, 03/25/20	Ba3	487
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$870	NFP Corp., Senior Notes, 6.875%, 07/15/25 (g)	Caa2	$877
335	Park Aerospace Holdings, Ltd., Senior Notes, 4.50%, 03/15/23 (g)	Ba3	321
85	Park Aerospace Holdings, Ltd., Senior Notes, 5.25%, 08/15/22 (g)	Ba3	84
875	Park Aerospace Holdings, Ltd., Senior Notes, 5.50%, 02/15/24 (g)	Ba3	872
150	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba1	155
400	Royal Bank of Scotland Group plc, Senior Notes, 7.50%, (h)	Ba3	423
395	Royal Bank of Scotland Group plc, Senior Notes, 8.625%, (h)	Ba3	442
825	Societe Generale, 7.375% (g)(h)	Ba2	891
1,775	Standard Chartered PLC, 7.50%, (g)(h)	Ba1	1,917
275	Starwood Property Trust, Senior Notes, 5%, 12/15/21	Ba3	286
770	UBS Group AG, Senior Notes, 7.125%, (h)	Ba1	828
705	UniCredit S.p.A., 8%, (h)	(e)	772
			36,749
Food/Tobacco — 2.56%
1,370	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,452
820	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B1	790
425	Lamb Western Holdings, Inc., Senior Notes, 4.625%, 11/01/24 (g)	Ba3	438
1,330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,360
830	Post Holdings, Inc., Senior Notes, 5.50%, 03/01/25 (g)	B3	857

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B3	$487
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B3	336
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B3	374
			6,094
Forest Products — 1.15%
275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	283
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,193
455	Mercer International, Inc., Senior Notes, 5.50%, 01/15/26 (g)	B1	462
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B1	371
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba1	432
			2,741
Gaming — 4.26%
460	Boyd Gaming Corporation, Senior Notes, 6.375%, 04/01/26	B3	496
830	Codere Finance 2 Luxembourge S.A., Senior Notes, 7.625%, 11/01/21 (g)	B2	843
1,370	CRC Escrow Issuer, LLC, 5.25%, 10/15/25 (g)	B3	1,380
330	Eldorado Resorts, Inc., Senior Notes, 6%, 04/01/25	B3	347
875	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23	B3	935
1,185	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	1,330
600	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	649
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$183	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g) (EUR)	B2	$226
3,600	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	3,947
			10,153
Healthcare — 10.27%
1,175	Centene Escrow Corporation, Senior Notes, 6.125%, 02/15/24	Ba2	1,246
1,255	CHS/Community Health Systems, Inc., Senior Notes, 6.25%, 03/31/23	Ba3	1,129
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	850
1,850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	1,882
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	233
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B3	444
515	Endo Finance LLC, Senior Notes, 7.25%, 01/15/22 (g)	B3	449
150	HCA, Inc., Senior Notes, 5%, 03/15/24	Ba1	157
3,125	HCA, Inc., Senior Notes, 5.25%, 06/15/26	Ba1	3,309
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	288
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B3	673
930	Kinetic Concepts, Senior Notes, 12.50%, 11/01/21 (g)	Caa1	1,049
650	MEDNAX, Inc., Senior Notes, 5.25%, 12/01/23 (g)	Ba2	661
450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22	B2	469

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	$240
590	MPT Operating Partnership, L.P., Senior Notes, 5%, 10/15/27	Ba1	599
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	476
450	Ortho-Clinical Diagnostics SA, Senior Notes, 6.625%, 05/15/22 (g)	Caa2	451
425	Polaris Intermediate Corporation, Senior Notes, 8.50%, 12/01/22 (g)	Caa2	441
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	440
660	Team Health Holdings, Inc., Senior Notes, 6.375%, 02/01/25 (g)	Caa2	589
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,292
275	Tenet Healthcare Corporation, Senior Notes, 7.50%, 01/01/22 (g)	Ba3	289
1,400	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	1,428
655	THC Escrow Corporation III, Senior Secured Notes, 5.125%, 05/01/25 (g)	Ba3	644
490	Valeant Pharmaceuticals International, Senior Notes, 5.50%, 11/01/25 (g)	Ba3	500
470	Valeant Pharmaceuticals International, Senior Notes, 6.50%, 03/15/22 (g)	Ba3	494
2,095	Valeant Pharmaceuticals International, Senior Notes, 7%, 3/15/24 (g)	Ba3	2,252
835	Valeant Pharmaceuticals International, Senior Notes, 7.50%, 07/15/21 (g)	Caa1	854
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$620	Valeant Pharmaceuticals International, Senior Notes, 9%, 12/15/25 (g)	Caa1	$646
			24,474
Information Technology — 7.06%
1,100	Advanced Micro Devices, Inc., Senior Notes, 7%, 07/01/24	Caa1	1,140
620	CDK Global, Inc., Senior Notes, 4.875%, 06/01/27 (g)	Ba1	627
1,625	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	Ba3	1,727
325	Dell International LLC, Senior Notes, 5.875%, 06/15/21 (g)	Ba2	337
525	Dell International LLC, Senior Notes, 7.125%, 06/15/24 (g)	Ba2	573
785	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	871
170	Match Group, Inc., Senior Notes, 5% 12/15/27 (g)	Ba3	172
675	Microsemi Corporation, Senior Notes, 9.125%, 04/15/23 (g)	B1	759
500	Riverbed Technology, Inc., Senior Notes, 8.875%, 03/01/23 (g)	Caa1	472
575	RP Crown Parent LLC, Senior Notes, 7.375%, 10/15/24 (g)	Caa1	602
2,150	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	2,419
350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23	B2	369
55	Verisign, Inc., Senior Notes, 5.25%, 04/01/25	Ba1	60
1,200	Veritas Bermuda Ltd., Senior Notes, 7.50%, 02/01/23 (g)	B2	1,257
2,595	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa2	2,699

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$510	Western Digital Corporation, Senior Notes, 7.375%, 04/01/23 (g)	Ba1	$549
1,881	Western Digital Corporation, Senior Notes, 10.50%, 04/01/24	Ba2	2,180
			16,813
Manufacturing — 2.11%
1,135	Apex Tool Group, LLC, Senior Notes, 7%, 02/01/21 (g)	Caa1	1,090
180	Park-Ohio Industries, Inc., Senior Notes, 6.625%, 04/15/27	B3	194
1,450	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	1,571
700	SPX Flow, Inc, Senior Notes, 5.625%, 08/15/24 (g)	B1	737
700	SPX Flow, Inc, Senior Notes, 5.875%, 08/15/26 (g)	B1	740
510	Tennant Company, Senior Notes, 5.625%, 05/01/25 (g)	B2	536
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	170
			5,038
Metals & Mining — 9.23%
670	AK Steel Corporation, Senior Notes, 6.375%, 10/15/25	B3	662
435	Alliance Resource Operating Partners, L.P., Senior Notes 7.50%, 05/01/25 (g)	B1	459
140	ArcelorMittal, Senior Notes, 6.125%, 06/01/25	Ba1	161
40	ArcelorMittal, Senior Notes, 7.25%, 03/01/41	Ba1	50
495	ArcelorMittal, Senior Notes, 7.50%, 10/15/39	Ba1	631
1,745	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	B3	1,845
755	Constellium N.V., Senior Notes, 5.875%, 02/15/26 (g)	B3	769
1,005	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B3	1,057
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	First Quantum Minerals, LLC, Senior Notes, 7.25%, 04/01/23 (g)	B3	$428
200	First Quantum Minerals, LLC, Senior Notes, 7.50%, 04/01/25 (g)	B3	217
420	FMG Resources Pty. Ltd., Senior Notes, 4.75%, 05/15/22 (g)	Ba2	425
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba2	619
1,265	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	B1	1,290
1,225	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	B1	1,223
300	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	318
1,450	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	1,581
1,500	New Gold Inc., Senior Notes, 6.25%, 11/15/22 (g)	B3	1,549
395	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	B3	416
415	Northwest Acquisitions ULC, Senior Notes, 7.125%, 11/01/22 (g)	Ba3	428
325	Novelis, Inc., Senior Notes, 5.875%, 09/30/26 (g)	B2	333
1,617	Novelis, Inc., Senior Notes, 6.25%, 08/15/24 (g)	B2	1,686
1,550	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	1,736
300	Teck Resources Limited, Senior Notes, 6%, 08/15/40	Ba3	332
390	Teck Resources Limited, Senior Notes, 6.25%, 07/15/41	Ba3	443
705	TMS International Corporation, Senior Notes, 7.25%, 08/15/25 (g)	Caa1	736

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$665	United States Steel Corporation, Senior Notes, 6.875%, 08/15/25	Caa1	$692
1,675	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	Caa1	1,891
			21,977
Other Telecommunications — 3.00%
625	Century Link Inc., Senior Notes, 7.50%, 04/01/24	B2	625
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	495
485	Equinix, Inc., Senior Notes, 5.375%, 05/15/27	B1	520
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	265
425	GTT Communications, Inc., Senior Notes, 7.875%, 12/31/24 (g)	Caa1	448
350	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B1	350
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	220
1,725	Level 3 Financing, Inc., Senior Notes, 5.375%, 01/15/24	Ba3	1,723
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	275
250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23	Ba3	252
675	Rackspace Hosting, Inc., Senior Notes, 8.625%, 11/15/24 (g)	B3	719
245	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	251
950	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,008
			7,151
Publishing — .69%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	255
935	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B1	971
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$420	Harland Clarke Holdings Corporation, Senior Notes, 9.25%, 03/01/21 (g)	Caa1	$426
			1,652
Real Estate Investment Trust Securities — .52%
645	VEREIT Operating Partnership, L.P., Senior Securities, 4.875%, 06/01/26	Baa3	681
495	VICI Properties, Senior Notes, 8%, 10/15/23	B1	556
			1,237
Restaurants — 2.18%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	434
485	1011778 B.C. United Liability Company, Senior Notes, 5%, 10/15/25 (g)	B3	490
1,225	KFC Holding Company, Senior Notes, 5%, 06/01/24 (g)	B1	1,268
1,200	KFC Holding Company, Senior Notes, 5.25%, 06/01/26 (g)	B1	1,266
230	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	209
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	584
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B2	696
215	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B2	236
			5,183
Retail — .73%
1,775	JoAnn Stores Holdings, Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	1,740
Satellites — 2.74%
810	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B3	848

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	$853
1,235	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	Caa2	1,152
695	Intelsat Jackson Holdings Ltd., Senior Notes, 7.50%, 04/01/21	Caa2	636
1,810	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	2,086
450	Telesat Canada 8.875%, 11/15/24 (g)	B3	503
440	Viasat, Inc., Senior Notes, 5.625%, 09/15/25 (g)	B3	444
			6,522
Services — 5.74%
700	Advanced Disposal Services, Inc., Senior Notes, 5.625%, 11/15/24 (g)	Caa1	714
580	Alliance Data Systems Company, Senior Notes, 5.875%, 11/01/21 (g)	(e)	594
200	Ashtead Capital, Inc., Senior Notes, 4.125%, 08/15/25 (g)	Ba2	202
200	Ashtead Capital, Inc., Senior Notes, 4.375%, 08/15/27 (g)	Ba2	204
440	Booz Allen Hamilton, Inc., Senior Notes, 5.125%, 05/01/25 (g)	B1	441
550	Brand Energy & Infrastructure Services, Inc., Senior Notes, 8.50%, 07/15/25 (g)	Caa2	577
835	Brink's Company, Senior Notes, 4.625%, 10/15/27 (g)	Ba2	819
200	Carlson Travel Inc., Senior Notes, 6.75%, 12/15/23 (g)	B2	183
250	CDW LLC, Senior Notes, 5%, 09/01/25	Ba3	259
750	First Data Corporation, Senior Notes, 5.375%, 08/15/23 (g)	Ba3	781
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$215	Gartner, Inc., Senior Notes, 5.125%, 04/01/25 (g)	B1	$224
655	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25 (g)	B2	686
2,020	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	Caa1	2,141
1,040	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	1,154
950	Ritchie Bros. Auctioneers Inc., Senior Notes, 5.375%, 01/15/25 (g)	B2	984
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba2	231
575	United Rentals (North America), Inc., Senior Notes, 4.875%, 01/15/28	Ba3	579
1,125	United Rentals (North America), Inc., Senior Notes, 5.50%, 05/15/27	Ba3	1,185
430	Vantiv, LLC, Senior Notes, 3.875%, 11/15/25 (g) (GBP)	B1	588
200	Vantiv, LLC, Senior Notes, 4.375%, 11/15/25 (g)	B1	202
680	West Corporation, Senior Notes, 8.50%, 10/15/25 (g)	B3	669
250	Wrangler Buyer Corporation, Senior Notes, 6%, 10/01/25 (g)	Caa1	257
			13,674
Supermarkets — .87%
450	Albertsons Companies, LLC, Senior Notes, 5.75%, 03/15/25	B3	406
725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B3	692
325	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	284
200	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	179

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	Iceland Bondco, plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	$509
			2,070
Transportation — .18%
425	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	440
Utilities — 3.06%
535	AES Corporation, Senior Notes, 5.125%, 09/01/27	Ba2	565
635	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba2	660
400	AES Corporation, Senior Notes, 6%, 05/15/26	Ba2	432
775	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba3	861
1,005	NRG Energy, Inc., Senior Notes, 5.75%, 01/15/28 (g)	B1	1,014
1,340	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	B1	1,422
2,145	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	B1	2,335
			7,289
Wireless Communications — 4.10%
1,400	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	1,381
200	Millicom International Cellular, Senior Notes, 5.125%, 01/15/28 (g)	Ba2	200
1,400	SoftBank Group Corporation, Senior Notes, 5.125%, 09/19/27	Ba1	1,388
455	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	B3	457
835	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	951
1,000	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	B3	1,060
1,500	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	B3	1,588
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	TBG Global Pte. Ltd., Senior Notes, 5.25%, 02/10/22	(e)	$332
885	T-Mobile, USA, Inc., Senior Notes, 4%, 04/15/22	Ba2	907
465	T-Mobile, USA, Inc., Senior Notes, 5.375%, 04/15/27	Ba2	496
760	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba2	827
180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	183
			9,770
	Total Corporate Debt Securities (Total cost of $308,330)		315,660
CONVERTIBLE DEBT SECURITIES — .14% (d)(f)
Gaming — .14%
170	Caesar's Entertainment Corporation, Senior Convertible Notes, 5%, 10/01/24	(e)	328
	Total Convertible Debt Securities (Total cost of $316)		328
BANK DEBT SECURITIES — .07% (d)(f)
Energy — .07%
228	Hercules Offshore Inc., Bankruptcy Claim, 10.50%, 05/06/20 (a)(b)(i)	(e)	171
	Total Bank Debt Securities (Total cost of $178)		171

Shares
PREFERRED STOCK — 1.89% (d)(f)
Energy — 1.33%

11,325	Hess Corporation, Convertible, 8%	(e)	655
2,250	Targa Resources Corporation, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $2,520 (j)	(e)	2,526
			3,181
Healthcare — .28%
11,350	Becton, Dickinson and Company, Convertible, 6.125%	(e)	657

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2017 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — continued
Utilities — .28%
11,750	NextEra Energy, Inc., Equity Unit, 6.123%	(e)	$660
	Total Preferred Stock (Total cost of $4,336)		4,498
COMMON STOCK — 1.62% (d)(f)
47,597	Caesars Entertainment Corporation, (c)		602
25,800	Constellium N.V., Class A (c)		288
6,750	Frontera Energy Corporation (c)		212
17,148	Frontera Energy Corporation (c) (CAD)		540
3,000	Howard Hughes Corporation (c)		394
4,150	Liberty Broadband Corporation, Series A (c)		353
5,600	Liberty Broadband Corporation, Series C (c)		477
15,600	T-Mobile US, Inc. (c)		991
			3,857
	Total Common Stock (Total cost of $4,486)		3,857
	TOTAL INVESTMENTS — 136.21% (d) (Total cost of $317,646)		324,514
	CASH AND OTHER ASSETS LESS LIABILITIES — (36.21)% (d)		(86,270)
	NET ASSETS — 100.00%		$238,244

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $238,244.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $193,845 as of December 31, 2017.

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(j)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $3,491 or 1.47% of total net assets as of December 31, 2017.

(CAD)  Canadian Dollar

(EUR)  Euro

(GBP)  British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2017
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $317,646 see Schedule of Investments and Note 1)	$324,514
CASH	961
RECEIVABLES:
Interest and dividends	5,645
PREPAID EXPENSES	93
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	55
Total assets	$331,268
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	322
Dividend on common stock	1,163
Interest on loan (Note 4)	161
ACCRUED EXPENSES (Note 3)	228
UNREALIZED LOSS ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	150
Total liabilities	$93,024
Net Assets	$238,244
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,612
UNDISTRIBUTED NET INVESTMENT LOSS (Note 2)	(660)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(7,715)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	6,773
Net Assets Applicable To Common Stock (Equivalent to $10.19 per share, based on 23,368,918 shares outstanding)	$238,244

Statement of Operations
For the Year Ended
December 31, 2017 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$20,791
Dividend income	202
Other income	108
Total investment income	$21,101
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,823
Loan fees (Note 4)	14
Total cost of leverage	$1,837
Professional services:
Investment Advisor (Note 3)	$1,140
Custodian and transfer agent	287
Legal	233
Audit	59
Total professional services	$1,719
Administrative:
General administrative (Note 6)	$476
Directors	309
Insurance	133
Shareholder communications	37
Miscellaneous	26
NYSE	25
Total administrative	$1,006
Total expenses	$4,562
Net investment income	$16,539
Realized and Unrealized Gain on Investment Activities:
Realized gain on investments and currencies, net	$5,350
Change in net unrealized appreciation on investments and other financial instruments	$1,785
Net gain on investments	$7,135
Net increase in net assets resulting from operations	$23,674

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
From Operations:
Net investment income	$16,539	$17,409
Realized gain (loss) on investments and currencies, net	5,350	(1,719)
Change in net unrealized appreciation on investments and other financial instruments	1,785	26,581
Net increase in net assets resulting from operations	$23,674	$42,271
Distributions to Common Stockholders:
From net investment income ($.71 and $.76 per share in 2017 and 2016, respectively)	$(16,522)	$(17,702)
Total net increase in net assets	$7,152	$24,569
Net Assets Applicable to Common Stock:
Beginning of period	$231,092	$206,523
End of period (Including $(660) and $444 of undistributed net investment income/(loss) at December 31, 2017 and December 31, 2016, respectively)	$238,244	$231,092

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE:
Beginning of period	$9.89	$8.84	$10.09	$10.58	$10.49
NET INVESTMENT INCOME	.71	.75	.76	.80	.83
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.30	1.06	(1.20)	(.45)	.12
TOTAL FROM INVESTMENT OPERATIONS	1.01	1.81	(.44)	.35	.95
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.71)	(.76)	(.81)	(.84)	(.86)
TOTAL DISTRIBUTIONS	(.71)	(.76)	(.81)	(.84)	(.86)
NET ASSET VALUE:
End of period	$10.19	$9.89	$8.84	$10.09	$10.58
PER SHARE MARKET VALUE:
End of period	$9.40	$9.26	$7.66	$8,94	$9.65
TOTAL INVESTMENT RETURN†	9.19%	31.68%	(5.68)%	1.02%	.73%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2017	2016	2015	2014	2013
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$238,244	$231,092	$206,523	$235,742	$247,288
EXPENSE RATIOS:
Ratio of interest expense to average net assets	.76%	.55%	.42%	.40%	.43%
Ratio of leverage expenses to average net assets	.01%	.01%	.01%	—	—
Ratio of operating expenses to average net assets	1.14%	1.26%	1.20%	1.14%	1.23%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	1.91%	1.82%	1.63%	1.54%	1.66%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.92%	7.90%	7.65%	7.41%	7.82%
PORTFOLIO TURNOVER RATE	70.11%	77.10%	71.73%	48.26%	63.65%

  (a)  Dollars in thousands.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2017	2016	2015	2014	2013
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$80,000,000	$90,000,000	$100,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,618	$3,539	$3,582	$3,619	$3,473
Credit Agreement Asset Coverage (2)	362%	354%	358%	362%	347%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2017
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(225,461)
Sales of portfolio securities	224,846
Net purchases, sales and maturities of short-term securities	56
Interest and dividends received	21,483
Operating expenses paid	(4,444)
Net cash provided by operating activities	$16,480
Cash Flows From Financing Activities:
Common stock dividends	$(17,701)
Net cash used by financing activities	$(17,701)
Net Decrease in Cash	$(1,221)
Cash at Beginning of Period	2,182
Cash at End of Period	$961
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(225,461)
Sales of portfolio securities	224,846
Net purchases, sales and maturities of short-term securities	56
Net increase in net assets resulting from operations	23,674
Amortization of interest	373
Net realized gain on investments and currencies	(5,350)
Change in net unrealized appreciation on investments and other financial instruments	(1,785)
Decrease in interest and dividend receivable	8
Decrease in prepaid expenses	1
Increase in accrued expenses and other payables	118
Net cash provided by operating activities	$16,480

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2017

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$315,023	$1,136	$316,159
Preferred Stock
Energy	655	2,526	—	3,181
Health Care	657	—	—	657
Utilities	660	—	—	660
Common Stock
Building & Real Estate	394	—	—	394
Cable	830	—	—	830
Energy	752	—	—	752
Gaming	602	—	—	602
Metals & Mining	288	—	—	288
Wireless Communications	991	—	—	991
Total Investments	$5,829	$317,549	$1,136	$324,514

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$(95)	$—	$(95)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned two Level 3 securities at December 31, 2017. They are identified on the Schedule of Investments with a footnote (i) and have a value of $1,136,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, broker coverage and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2016	$—
Net purchases/(sales)	877
Change in unrealized appreciation (depreciation)	3
Realized gain (loss)	19
Transfers to Level 3 from Level 2	237
Balance, December 31, 2017	$1,136

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2017, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At December 31, 2017, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $318,013,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately

$10,379,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $3,879,000. Net unrealized gain on investments for tax purposes at December 31, 2017 was approximately $6,500,000.

At December 31, 2017, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$3,607,000	Short-term	None
4,074,000	Long-term	None
$7,681,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2017, the Fund had total capital loss carryforwards of $7,681,000. For the year ended December 31, 2017, the Fund utilized $3,061,000 and $3,406,000 of short-term and long-term capital loss carryforwards. At December 31, 2017, $26,830,000 of capital loss carryforwards expired.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2017 and 2016 of approximately $16,357,000 and $17,702,000, respectively, was from ordinary income.

As of December 31, 2017, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain Investments	$6,500,000
Capital Loss Carryforwards	(7,681,000)
Other Temporary Differences	(421,000)
$(1,602,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

Statement of Assets and Liabilities are primarily due to market discount and premium adjustments, wash sales, defferal of late year losses, dividends payable and the recognition of unrealized loss on currency forward contracts. For the year ended December 31, 2017, the Fund incurred $257,000 of qualified late year losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2017, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(1,097,000)
Capital in excess of par value	$(26,830,000)
Accumulated net realized loss from securities transactions	$27,927,000

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund's 2017 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,140,000 in management fees during the year ended December 31, 2017. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2017, the fee payable to T. Rowe Price was approximately $97,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On December 31, 2017 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2018. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 2.27% and will be in effect until January 4, 2018 at which time the rate will be reset. For the year ended December 31, 2017 the weighted average rate on the loan was approximately 2.00% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

the year ended December 31, 2017 the Fund paid approximately $14,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2017 were approximately:

Cost of purchases	$225,782,000
Proceeds of sales or maturities	$225,869,000

(6) Related Party Transactions

The Fund paid approximately $223,000 during the year ended December 31, 2017 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2017 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
JPMorgan Chase	1/26/18	GBP	117	$158	$154	$4
HSBC Bank	1/26/18	GBP	128	172	168	4
Bank of America	1/26/18	GBP	149	201	195	6
Canadian Imperial Bank of Commerce	1/26/18	GBP	325	439	426	13
Citibank	1/26/18	GBP	115	155	151	4
Citibank	1/26/18	GBP	67	91	91	—
JPMorgan Chase	1/26/18	GBP	(1,081)	1,442	1,461	(19)
JPMorgan Chase	1/26/18	GBP	(1,081)	1,442	1,461	(19)
Citibank	1/26/18	GBP	(96)	129	129	—
HSBC Bank	1/26/18	GBP	(191)	257	258	(1)
Bank of America	1/26/18	GBP	(95)	128	129	(1)
Bank of America	1/26/18	GBP	(416)	558	562	(4)
HSBC Bank	1/26/18	CAD	63	50	51	(1)
JPMorgan Chase	1/26/18	CAD	37	29	29	—
Bank of America	1/26/18	CAD	95	75	76	(1)
HSBC Bank	1/26/18	CAD	72	57	56	1
Bank of America	1/26/18	CAD	(883)	720	703	17
Bank of America	2/23/18	EUR	128	154	151	3
Citibank	2/23/18	EUR	204	245	243	2
Citibank	2/23/18	EUR	(1,681)	1,973	2,023	(50)
Bank of America	2/23/18	EUR	(1,773)	2,080	2,133	(53)
Net unrealized loss on open forward currency exchange contracts						$(95)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2017

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2017 was as follows:

	Asset Derivatives December 31, 2017
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$55
	Unrealized loss on currency and forward currency exchange contracts	(150)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Loss on Derivatives
Realized loss on investments and currencies, net
Forward currency contracts	$(1,043)
Change in Unrealized Depreciation on Derivatives
Change in net unrealized depreciation on investments and other financial instruments
Forward currency contracts	$(128)

(8) Recent Accounting Pronouncement

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods.

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. Effective August 2017, the Fund has adopted these amendments to Regulation S-X.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2017.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2017, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 16, 2018

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a registered fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On November 7, 2017, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations and personnel; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance and the expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year at meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider; (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Directors also took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements for the Fund's credit facility. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been satisfactory given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by an independent data provider. The Directors also considered the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the Fund's performance, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's length basis. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are reasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 16, 2018

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch DOB: 3/12/36	Director since 1992	President of The New America High Income Fund, Inc. (1992-April 2013), Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).
Joseph L. Bower DOB: 09/21/38	Director since 1988

Professor, Harvard Business School 1963-2014 – as Donald K. David Professor of Business Administration 1986-2007; Baker Foundation Professor 2007-2014; and Donald K. David Professor Emeritus since July 2014. Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs, Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992, Brown Shoe 1982-2012, and Loews Corporation since 2002. Life Trustee of New England Conservatory of Music
Bernard J. Korman DOB: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010);

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993 and Chairman from 2004-2017.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 16, 2018 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Stuart A. McFarland DOB: 04/05/47	Lead Director since December 1, 2017; Director since 2013

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp (2004-2007); Director, Brandywine Funds (2001-2013); President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) (1999-2003); EVP and General Manager, GE Capital Mortgage Services (1990-1996); President and CEO, GE Capital Asset Management Corporation (1990-1996); President and CEO, Skyline Financial Services Corp. (1988-1990) President and CEO, National Permanent Federal Savings Bank (1986-1988). Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) (1980-1985); and President and Director, Ticor Mortgage Insurance Company (1972-1980).

Director, Brookfield Funds (7 funds) since 2008; Director, United Guaranty Corporation 2011-2016; Director, New Senior Investment Group (a real estate investment trust) since 2014; Director, Drive Shack (golf course management and entertainment) since 2002 (prior to 2017 operated as Newcastle Investment Corp., a real estate investment trust).

Marguerite A. Piret DOB: 5/10/48	Director since 2004

President and Chief Executive Officer of Newbury Piret Company (an investment bank) since 1981; Member, Board of Governors, Investment Company Institute (1996-2004); Managing Director Kridel Securities Corporation (an investment bank) (1979-1981); Commercial Loan Officer of New England Merchants National Bank (1974-1979).

Trustee of Pioneer Funds (42 funds) since 1980.
Oleg M. Pohotsky DOB: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Bank (1991-2002); General Partner, Strategic Capital Associates (1989-1991).

Director, Avangardco Investments Public Holdings (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund since 2014 and Tekla World Healthcare Fund since 2015.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 16, 2018 — Continued

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] DOB: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2017

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2017 and December 31, 2016. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2017, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2017 financial statements and review of the 2017 semi-annual financial statements totaled $51,250. Those fees for fiscal 2016 were $51,000.

Audit-Related Fees.  In fiscal 2017 and fiscal 2016, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2017, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,500. For fiscal 2016 those fees were $7,500.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2017 or 2016.

Tait, Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2017 or 2016.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Robert F. Birch, Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

TRP 2017 Proxy Voting Policies and Procedures.doc

Updated: February 2017

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track  record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification

T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.

Vote Determination

Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services  Group  is responsible for maintaining this documentation and assuring  that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors

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who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction

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with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Services Group is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where

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shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Services Group to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there

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is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

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T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv.  Mr. Vaselkiv has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Vaselkiv has been chairman of the Committee since 2015.  He has served as portfolio manager since 2015.  His biography is as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is chief investment officer of Fixed Income as well as a portfolio manager and head of the Global High Yield team in the Fixed Income Division. Mark is a member of both the Fixed Income Steering Committee and the firm’s Asset Allocation Committee. He is president and chairman of the Investment Advisory Committees for the High Yield and Institutional High Yield Funds. Mark also is co-portfolio manager and cochairman of the Investment Advisory Committee for the Global High Income Bond Fund and president of the Floating Rate and Institutional Income Funds. Prior to joining T. Rowe Price in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., in New York, analyzing and trading high yield debt securities and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University, Leonard N. Stern School of Business.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	5	$10,515.6 million
• other pooled investment vehicles:	4	$3,065.1 million
• other accounts:	1	$319.8 million

As of 12/31/2017.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structures and Methods — T. Rowe Price” section within this SAI, T. Rowe Price’s portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Item 8(a)(3)

Compensation:

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., and T. Rowe Price International Ltd., as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. For Short Duration Bond Portfolio, relative performance and risk-adjusted performance are measured as determined with reference to a broad-based index benchmark (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index) and a Lipper index peer group (Short Investment Grade Debt Funds Average), although other benchmarks may be used as well. For Dividend Growth Portfolio, relative performance and risk-adjusted performance are measured as determined with reference to a broad-based index benchmark (S&P 500 Index) and a Lipper index peer group (Large-Cap Core Funds Index), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is also considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None

* As of 12/31/2017.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 7, 2018

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 7, 2018